Aristotle International Equity Fund
Schedule of Investments
December 31, 2025 (Unaudited)

COMMON STOCKS - 96.6%	Shares	Value
Australia - 1.9%
Aristocrat Leisure Ltd.	275,358	$10,691,195

Austria - 4.4%
Erste Group Bank AG	204,800	24,766,042

Canada - 8.6%
Brookfield Corp.	565,600	25,969,263
Cameco Corp.	246,000	22,525,431
		48,494,694

France - 11.7%
Amundi SA (a)	99,644	8,267,365
Cie Generale des Etablissements Michelin SCA	310,800	10,340,276
LVMH Moet Hennessy Louis Vuitton SE	16,000	12,128,050
Safran SA	68,600	23,975,979
TotalEnergies SE	172,100	11,243,171
		65,954,841

Germany - 7.0%
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	26,300	17,376,322
Nemetschek SE	148,300	16,173,365
Symrise AG	73,800	5,973,939
		39,523,626

Hong Kong - 1.6%
AIA Group Ltd.	888,400	9,120,634

Ireland - 4.5%
Accenture PLC - Class A	50,800	13,629,640
Experian PLC	254,000	11,514,174
		25,143,814

Japan - 17.5%
Daikin Industries Ltd.	67,300	8,627,324
FANUC Corp.	250,700	9,737,352
Fast Retailing Co. Ltd.	39,700	14,431,295
MonotaRO Co. Ltd.	953,800	15,225,848
Otsuka Holdings Co. Ltd.	183,400	10,388,842
Pan Pacific International Holdings Corp.	3,026,400	18,012,721
Sony Group Corp.	840,700	21,597,145
		98,020,527

Mexico - 2.6%
Wal-Mart de Mexico SAB de CV	4,647,500	14,455,448

Netherlands - 2.9%
Akzo Nobel NV	105,300	7,325,906
Heineken NV	100,600	8,245,010
Magnum Ice Cream Co. NV (b)	34,040	544,691
		16,115,607

Peru - 3.7%
Credicorp Ltd.	72,600	20,836,200

Singapore - 3.8%
DBS Group Holdings Ltd.	482,050	21,136,096

South Korea - 2.6%
Samsung Electronics Co. Ltd.	174,000	14,482,385

Sweden - 2.2%
Assa Abloy AB - Class B	310,700	12,112,120

Switzerland - 6.6%
Alcon AG	145,100	11,591,880
DSM-Firmenich AG	73,600	5,947,370
Roche Holding AG	47,700	19,764,095
		37,303,345

United Kingdom - 15.0%
Ashtead Group PLC	224,300	15,377,220
Coca-Cola Europacific Partners PLC	178,000	16,144,600
Diageo PLC	398,600	8,615,460
GSK PLC	450,200	11,071,884
Haleon PLC	2,744,400	13,864,978
Rentokil Initial PLC	1,503,200	9,067,384
Unilever PLC	151,289	9,903,153
		84,044,679
TOTAL COMMON STOCKS (Cost $363,128,549)		542,201,253

TOTAL INVESTMENTS - 96.6% (Cost $363,128,549)		542,201,253
Money Market Deposit Account - 3.1% (c)		17,524,245
Other Assets in Excess of Liabilities - 0.3%		1,804,253
TOTAL NET ASSETS - 100.0%		$561,529,751

Percentages are stated as a percent of net assets.

The Global Industry Classification Standard (“GICS®”) was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

PLC - Public Limited Company

(a)
Security is exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration to qualified institutional investors. As of December 31, 2025, the value of these securities total $8,267,365 or 1.5% of the Fund’s net assets.

(b)	Non-income producing security.
(c)
The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on market conditions and is subject to change daily. The rate as of December 31, 2025 was 3.45%.

Summary of Fair Value Disclosure as of December 31, 2025 (Unaudited)

The Trust characterizes its investments as Level 1, Level 2, or Level 3 based upon the various inputs or methodologies used to value the investments. Utilizing the valuation procedures, the Valuation Oversight Committee ("VOC") determines the level in which each investment is characterized. The VOC includes finance, operations, legal, risk and compliance members of the Trust’s Adviser, and the Trust’s Chief Legal Officer and Chief Compliance Officer. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

•	Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that a Fund has the ability to access.

•
Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•
Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing a Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The VOC reviews the valuation procedure periodically (at least annually) to determine the appropriateness of the pricing methodologies used to value each Fund’s investments. The VOC also periodically evaluates how the Trust’s investments are characterized within the three-tier hierarchy and the appropriateness of third-party pricing sources. The VOC also periodically (at least annually) conducts back-testing of the value of various Level 2 and Level 3 investments to evaluate the effectiveness of the pricing methodologies including the unobservable inputs used to value those investments. Such back-testing includes comparing Level 2 and Level 3 investment values to subsequently available exchange traded prices, transaction prices, and/or observable vendor prices.

The inputs or methodologies used for characterizing each Fund’s investments within the three-tier hierarchy are not necessarily an indication of the relative risks associated with investing in those investments. Foreign equity investments that are modified to reflect the estimates of a change in value from the time of the closing valuation in the foreign market until the time of the NYSE close, in accordance with information provided by a foreign fair value service are reflected as Level 2. Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy.

The following is a summary of the inputs used, as of December 31, 2025, in valuing the Funds’ assets carried at fair value:

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$542,201,253	$–	$–	$542,201,253
Total Investments	$542,201,253	$–	$–	$542,201,253

Refer to the Schedule of Investments for further disaggregation of investment categories.

Sector Classification as of December 31, 2025 (% of Net Assets)

Financials	$127,471,922	22.7%
Industrials	105,637,401	18.8
Consumer Discretionary	87,200,682	15.5
Health Care	66,681,679	12.0
Consumer Staples	57,908,362	10.4
Information Technology	44,285,390	7.9
Energy	33,768,602	6.0
Materials	19,247,215	3.3
Other Assets in Excess of Liabilities	19,328,498	3.4
	$561,529,751	100.0%